File Nos.  2-56878
                                                                     811-2653

                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                        FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

      Pre-Effective Amendment No.                                       [ ]

      Post-Effective Amendment No. 38                                   [X]

                                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

      Amendment No. 38                                                  [X]


                            (Check appropriate box or boxes.)

                            DREYFUS MUNICIPAL BOND FUND, INC.
                   (Exact Name of Registrant as Specified in Charter)


            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)


      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                  Mark N. Jacobs, Esq.
                                     200 Park Avenue
                                New York, New York 10166
                         (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----

       X    on January 2, 1997 pursuant to paragraph (b)
      ----

            60 days after filing pursuant to paragraph (a)(i)
      ----

            on     (date)      pursuant to paragraph (a)(i)
      ----

            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----

      Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended August 31, 1996 was filed on October 28, 1996.

                            DREYFUS MUNICIPAL BOND FUND, INC.
                      Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A         Caption                                             Page
_________         _______                                             ____

    1             Cover Page                                          Cover

    2             Synopsis                                            3

    3             Condensed Financial Information                     4

    4             General Description of Registrant                   4, 18


    5             Management of the Fund                              7

    5(a)          Management's Discussion of Fund's Performance       *

    6             Capital Stock and Other Securities                  18

    7             Purchase of Securities Being Offered                8

    8             Redemption or Repurchase                            13

    9             Pending Legal Proceedings                           *


Items in
Part B of
Form N-1A
---------

    10            Cover Page                                          Cover

    11            Table of Contents                                   Cover

    12            General Information and History                     B-1, B-28

    13            Investment Objectives and Policies                  B-2

    14            Management of the Fund                              B-12


    15            Control Persons and Principal                       B-12
                  Holders of Securities

    16            Investment Advisory and Other                       B-16
                  Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

                            DREYFUS MUNICIPAL BOND FUND, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A         Caption                                            Page
_________         _______                                            _____

    17            Brokerage Allocation                               B-25

    18            Capital Stock and Other Securities                 B-28

    19            Purchase, Redemption and Pricing                   B-18, B-19,
                  of Securities Being Offered                        B-24

    20            Tax Status                                           *

    21            Underwriters                                       B-18

    22            Calculations of Performance Data                   B-27


    23            Financial Statements                               B-39


Items in
Part C of
Form N-1A
_________

    24            Financial Statements and Exhibits                    C-1

    25            Persons Controlled by or Under                       C-3
                  Common Control with Registrant

    26            Number of Holders of Securities                      C-3

    27            Indemnification                                      C-3

    28            Business and Other Connections of                    C-4
                  Investment Adviser

    29            Principal Underwriters                               C-10


    30            Location of Accounts and Records                     C-13


    31            Management Services                                  C-13


    32            Undertakings                                         C-13


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


------------------------------------------------------------------------------

PROSPECTUS                                                     JANUARY 2, 1997

                      DREYFUS MUNICIPAL BOND FUND, INC.
------------------------------------------------------------------------------
        DREYFUS MUNICIPAL BOND FUND, INC. (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A NO-LOAD MUNICIPAL BOND FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.


        THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 2, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

                                               TABLE OF CONTENTS
                                                  Page                                                   Page
        Fee Table.......................            3        How to Redeem Shares.............            13
        Condensed Financial Information.            4        Shareholder Services Plan........            15
        Description of the Fund.........            4        Dividends, Distributions and Taxes           16
        Management of the Fund..........            7        Performance Information..........            17
        How to Buy Shares...............            8        General Information..............            18
        Shareholder Services............           10        Appendix..........................           19

------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                  [This Page Intentionally Left Blank]
                                    Page 2


FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES
  Redemption Fee* (as a percentage of amount  redeemed for shares held less
than fifteen days)...............................................................................          .10%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
    Management Fees..............................................................................          .59%
    Other Expenses...............................................................................          .12%
    Total Fund Operating Expenses................................................................          .71%
    *Shares acquired by purchase or exchange after May 9, 1997 and held less than 15 days may be subject to a .10%
      redemption fee payable to the Fund. See "How to Redeem Shares."


Example:                                                      1 YEAR   3 YEARS           5 YEARS       10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                                  $7            $23            $40            $88

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect or the proceeds from any redemption fee retained by the Fund. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Redeem Shares" and "Shareholder Services Plan."

                                    Page 3

                      CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                            FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                               Year Ended August 31,
                       ----------------------------------------------------------------------------------------------------------
                       1987       1988       1989       1990       1991       1992       1993       1994       1995       1996
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA:
  Net asset value,
  beginning of year    $12.87     $12.22     $12.03     $12.47     $12.24     $12.68     $13.17     $13.68     $12.39     $12.41
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  INVESTMENT OPERATIONS:
  Investment income-net   .93        .91        .91        .90        .87        .84        .79        .75        .72        .69
  Net realized
  and unrealized
  gain (loss)
  on investments         (.64)      (.19)       .44       (.23)       .44        .49        .79       (.96)       .09       (.18)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  TOTAL FROM INVESTMENT
  OPERATIONS........      .29        .72       1.35        .67       1.31       1.33       1.58       (.21)       .81        .51
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  DISTRIBUTIONS:
  Dividends from
  investment income-net  (.94)      (.91)      (.91)      (.90)      (.87)      (.84)      (.79)      (.75)      (.72)      (.69)
  Dividends from
  net realized
  gain on investments     ._         ._         ._         ._         ._         ._        (.28)      (.33)      (.07)       ._
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  TOTAL DISTRIBUTIONS    (.94)      (.91)      (.91)      (.90)      (.87)      (.84)     (1.07)     (1.08)      (.79)      (.69)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Net asset value,
  end of year          $12.22     $12.03     $12.47     $12.24     $12.68     $13.17     $13.68     $12.39     $12.41     $12.23
                      ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
TOTAL INVESTMENT
RETURN                   2.30%      6.27%     11.60%      5.51%     11.11%     10.82%     12.62%     (1.63%)     6.93%      4.16%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses
  to average
  net assets              .68%       .71%       .68%       .67%       .67%       .68%       .69%       .68%       .70%       .71%
  Ratio of net
  investment income
  to average
  net assets             7.34%      7.68%      7.41%      7.23%      7.05%      6.49%      5.96%      5.80%      5.94%      5.57%
  Portfolio Turnover
  Rate                  67.23%     50.63%     36.38%     28.06%      35.53%    67.86%     45.37%     36.25%     51.55%     64.48%
  Net Assets,
  end of year
  (000's Omitted). $3,528,585 $3,245,184 $3,485,053 $3,594,296 $4,081,440 $4,272,679 $4,724,389 $4,008,477 $3,936,734 $3,572,286

        Further information about the Fund's performance is contained in the Fund's annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                          DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide you with as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital. To accomplish its investment objective, the Fund invests primarily in Municipal Obligations (described below) rated A or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, L.P. ("Fitch"). The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
                                    Page 4

MUNICIPAL OBLIGATIONS
        Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligations and purchased and sold separately.
MANAGEMENT POLICIES
        It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. At least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments.
        At least 75% of the value of the Fund's net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than A by Moody's, S&P or Fitch. The Fund may invest up to 25% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than A by Moody's, S&P and Fitch and as low as the lowest rating assigned by such rating organizations. The Fund may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix" in the Statement of Additional Information. Municipal Obligations rated BBB by S&P or Fitch or Baa by Moody's are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. The Fund may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch which is such rating organizations' lowest rating and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Investment Considerations and Risks_Lower Rated Bonds" below for a further discussion of certain risks. The Fund also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to those rated securities in which the Fund may invest; for purposes of the 75% requirement described in this paragraph, such unrated securities shall be deemed to have the ratings so determined. The Fund also may invest in Taxable Investments of the quality described under "Appendix -- Certain Portfolio Securities -- Taxable Investments."
                                    Page 5

        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Investment Considerations and Risks" below.

        The Fund's annual portfolio turnover rate is not expected to exceed 100%. The Fund may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. Use of certain of these techniques may give rise to taxable income. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks," "Dividends, Distributions and Taxes" and "Appendix_Investment Techniques" below and "Investment Objective and Management Policies -- Management Policies"in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to hold the security. The Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Fund will invest may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.

INVESTING IN MUNICIPAL OBLIGATIONS -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.
        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption
                                    Page 6

for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein. ZERO COUPON SECURITIES -- Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix -- Investment Techniques -- Use of Derivatives" below, and "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.


LOWER RATED BONDS -- The Fund may invest up to 25% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix_Certain Portfolio Securities_Ratings."




SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                          MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of November 29, 1996, The Dreyfus Corporation managed or administered approximately $84 billion in assets for approximately
1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law. The Fund's primary portfolio manager is Richard J. Moynihan. He has held that position since the inception of the Fund and has been employed by The Dreyfus Corporation since 1973. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.

                                    Page 7

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $226 billion in assets as of September 30, 1996, including approximately $85 billion in proprietary mutual fund assets. As of September 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $905 billion in assets, including approximately $60 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended August 31, 1996, the Fund paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .59 of 1% of the value of the Fund's average daily net assets pursuant to a settlement of litigation. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


        Pursuant to a settlement of litigation, effective October 14, 1988, The Dreyfus Corporation agreed, among other things, to make payments to the Fund to reduce its management fee for a period of ten years from the effective date of the settlement, in an amount ranging from $90,000 per year, if the Fund's average daily net assets are between $1 billion and $2 billion, to $1 million per year, if the Fund's average daily net assets are in excess of $10 billion. No payments are required if the Fund's average daily net assets are less than $1 billion.


        In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.


        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.


Distributor _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


Transfer and Dividend Disbursing Agent and Custodian _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


                             HOW TO BUY SHARES

        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recom-
                                    Page 8

mended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.

        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900051825/Dreyfus Municipal Bond Fund, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."


                                    Page 9

        Fund shares are sold on a continuous basis at the net asset value per share next determined after the Transfer Agent receives an order in proper form. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued each business day by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                          SHAREHOLDER SERVICES

FUND EXCHANGES

        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which
                                    Page 10

the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        For shares acquired by purchase or exchange after May 9, 1997, the Fund will impose a redemption fee of .10% of the net asset value of such shares exchanged out of the Fund where the exchange is made less than fifteen days after issuance. See "How to Redeem Shares." Otherwise, shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


DREYFUS AUTO-EXCHANGE PRIVILEGE


        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark

        Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
                                    Page 11


DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE

        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

DREYFUS PAYROLL SAVINGS PLAN

        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS STEP PROGRAM


        Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

DREYFUS DIVIDEND OPTIONS

        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

                                    Page 12

        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividends Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN


        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An Application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                              HOW TO REDEEM SHARES

GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

          On shares acquired by purchase or exchange after May 9, 1997, the Fund will deduct a redemption fee of .10% of the net asset value of Fund shares redeemed or exchanged in less than 15 days following the issuance of such shares. The purpose of the redemption fee is to discourage short-term trading. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 15-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest. No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent or omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or discontinued at any time or from time to time. In addition, securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS
                                    Page 13

AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account has a balance of 50 shares or less and remains so during the notice period.
PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares for which certificates have been issued are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program
                                    Page 14

("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

CHECK REDEMPTION PRIVILEGE _ You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of the Fund's shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check because of insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (See "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.

TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares for which certificates have been issued are not eligible for this Privilege. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                         SHAREHOLDER SERVICES PLAN

        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries
                                    Page 15

regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning dividends on the day following the date of purchase. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends usually are paid on the last business day of each month and are reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.


        Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund generally are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States. Dividends and distributions attributable to income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Appendix -- Investment Techniques," will be subject to Federal income tax. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations.

        Although all or a substantial portion of the dividends paid by the Fund may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or
(iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.
        Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized by the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the
                                    Page 16

Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the Fund. If the Fund derives dividends from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividends or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management of the Fund believes that the Fund has qualified for the fiscal year ended August 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, the Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.
        Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of the Fund's current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
                                    Page 17

        Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from CDA Technologies, Inc., Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.
                            GENERAL INFORMATION

        The Fund was incorporated under Maryland law on July 12, 1976, and commenced operations on October 4, 1976. Prior to January 22, 1993, the Fund's name was Dreyfus Tax Exempt Bond Fund, Inc. The Fund is authorized to issue 600 million shares of Common Stock, par value $.01 per share. Each share has one vote.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

        The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside of the U.S.
and Canada, call 516-794-5452.
                                    Page 18

                                    APPENDIX
INVESTMENT TECHNIQUES

BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.

        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this require d cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331\3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

                                    Page 19


FORWARD COMMITMENTS -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
Certain Portfolio Securities

CERTAIN TAX EXEMPT OBLIGATIONS -- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

TAX EXEMPT PARTICIPATION INTERESTS -- The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, t he Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

TENDER OPTION BONDS -- The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-
                                    Page 20

term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

CUSTODIAL RECEIPTS -- The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

STAND-BY COMMITMENTS -- The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.

ZERO COUPON SECURITIES -- The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the
                                    Page 21

market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. TAXABLE INVESTMENTS -- From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the three highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-l by Moody's, A-l by S&P or F-l by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. Under normal market conditions, the Fund anticipates that not more than 5% of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.
RATINGS -- Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations.

        The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.

                                    Page 22

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 23

Municipal
Bond Fund, Inc.

Prospectus

Registration Mark

Copy Rights 1997, Dreyfus Service Corporation
                                          054p010297
                                    Page 24



________________________________________________________________________________

                    DREYFUS MUNICIPAL BOND FUND, INC.
                                 PART B
                  (STATEMENT OF ADDITIONAL INFORMATION)
                             JANUARY 2, 1997

________________________________________________________________________________

       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Municipal Bond Fund, Inc. (the "Fund"), dated January 2, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

               Outside New York State--Call Toll Free 1-800-645-6561 In New York City--Call 1-718-895-1206
               Outside the U.S. and Canada--Call 516-794-5452

       The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

       Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                                TABLE OF CONTENTS


                                                                        Page

Investment Objective and Management Policies. . . . . . . . . . . . . . B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . B-12
Management Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . B-16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . B-18
Shareholder Services Plan . . . . . . . . . . . . . . . . . . . . . . . B-19
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . B-19
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . . . B-22
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . . B-24
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . B-25
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . . B-25
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . B-27
Information About the Fund. . . . . . . . . . . . . . . . . . . . . . . B-28
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors. . . . . . . . . . . . . . . . . . . B-29
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-30
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . B-39
Report of Independent Auditors. . . . . . . . . . . . . . . . . . . . . B-61




                   INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

       Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended August 31, 1996, computed on a monthly basis, was as follows:


Fitch Investors           Moody's                  Standard &
Service, L.P.         Investors Service,       Poor's Ratings Group  Percentage
   ("Fitch")    or     Inc. ("Moody's")  or        ("S&P")           of Value

     AAA                  Aaa                      AAA                 27.2%
     AA                   Aa                       AA                  26.6
     A                    A                        A                   17.8
     BBB                  Baa                      BBB                 14.6
     BB                   Ba                       BB                   2.5
     F-1, F-1+(1)         MIG 1, P-1(1)            SP-1, A-1(1)         5.2
     Not Rated            Not Rated                Not Rated            6.1(2)
                                                                      --------
                                                                      100.0%
                                                                      ========


___________________________________
(1) Included in these categories are tax exempt notes rated within the two highest grades by Fitch, Moody's or S&P. Therefore, these securities, together with Municipal Obligations rated A or better by Fitch, Moody's or S&P, are taken into account at the time of purchase to ensure that the Fund's portfolio meets the 75% minimum quality standard discussed in the Fund's Prospectus.


(2) Included in the Not Rated category are securities comprising 6.1% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.8%), A/A (.9%), Baa/BBB (3.4%), Ba/BB (.9%) and F-1, F-1+/MIG 1, P-1/SP-1, A-1 (.1%).


       The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

       Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

       For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

       The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

       Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation;
(4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

       The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

       Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities. See "Appendix."


      Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that for a period of time qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.


       Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

       Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

       Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

       Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

       Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

       In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


Management Policies


       Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received from securities loaned.


       The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

       Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

       Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


       Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

       Successful use of futures by the Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

       Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

       A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

       There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

       Successful use by the Fund of options will be subject to the ability of the Manager to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

       Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

       Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Considerations and Risks

       Lower Rated Bonds. The Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Such bonds, though high yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of the interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


       Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by Moody's, S&P and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

       Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

       These bonds may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

       The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

        The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of the value its net assets. Zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

       The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

       1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation.

       2. Hold more than 10% of the voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

       3. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

       5. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

       6. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

       7. Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

       8. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 4, 5 and 12 may be deemed to give rise to a senior security.

       9. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in futures contracts, including those relating to indices, and options on futures contracts or indices.

       10. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

       11. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

       12. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

       13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

       14.     Invest in companies for the purpose of exercising control.

       For purposes of Investment Restriction No. 3, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

       If a percentage restriction is adhered to at the time of an investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

       The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND


       Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Board Members of the Fund


*DAVID W. BURKE, Board Member. Chairman of the Board of Governors, an independent board' within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.


HODDING CARTER, III, Board Member. Chairman of MainStreet, a television production company. Since 1995, Knight Professor of public affairs journalism at the University of Maryland. From 1985 to 1986, he was editor and chief correspondent of "Capitol Journal," a weekly Public Broadcasting System ("PBS") series on Congress. From 1981 to 1984, he was anchorman and chief correspondent for PBS' "Inside Story," a regularly scheduled half-hour critique of press performance.
       From 1977 to July 1980, Mr. Carter served as Assistant Secretary of State for Public Affairs and as Department of State spokesman. He is 61 years old and his address is c/o MainStreet, 918 Sixteenth Street, N.W., Washington, D.C. 20006.


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings, and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is c/o Noel Group, Inc., 667 Madison Avenue, 25th Floor, New York, New York 10022.


EHUD HOUMINER, Board Member.  Since July 1991, Professor and Executive-in-
       Residence at the Columbia Business School, Columbia University. From 1991 to 1995, he was a Consultant to Bear, Stearns & Co. Inc., investment bankers. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 until September 1990. He also is a Director of Avnet Inc. He is 56 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.


RICHARD C. LEONE, Board Member. President of The Twentieth Century Fund, Inc., a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues. From April 1990 to March 1994, he was Chairman and, from April 1988 to March 1994, a Commissioner of The Port Authority of New York and New Jersey. A member in 1985, and from January 1986 to January 1989, Managing Director of Dillon, Read & Co. Inc. Mr. Leone is also a director of Resource Mortgage Capital, Inc. He is 56 years old and his address is 41 East 70th Street, New York, New York 10021.


HANS C. MAUTNER, Board Member.  Chairman, Trustee and Chief Executive Officer of
       Corporate Property Investors, a real estate investment company. Since January 1986, a Director of Julius Baer Investment Management, Inc., a wholly-owned subsidiary of Julius Baer Securities, Inc. He is 56 years old and his address is 305 East 47th Street, New York, New York 10017.


ROBIN A. SMITH, Board Member. Since 1993, Vice President, and from March 1992 to October 1993, Executive Director, of One to One Partnership, Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From June 1986 to February 1992, she was an investment banker with Goldman, Sachs, & Co. She is also a Trustee of Westover School and a Board member of the Jacobs A. Riis Settlement House. She is 33 years old and her address is 375
       Park Avenue, Suite 1705, New York, New York 10152.


JOHN E. ZUCCOTTI, Board Member.  President and Chief Executive Officer of
       Olympia & York Companies (U.S.A.), and of member of its Board of Directors since the inception of a Board on July 27, 1993. From 1986 to 1990, he was partner in the law firm of Brown & Wood and from 1978 to 1986 a partner in the law firm of Tufo & Zuccotti. First Deputy Mayor of the City of New York from December 1975 to June 1977, and Chairman of the City Planning Commission for the City of New York from 1973 to 1975. Mr. Zuccotti is also a Director of Starrett Housing Corporation, a construction, development and real estate properties corporation, and Capstone Pharmacy Services, Inc. He is 59 years old and his address is 237 Park Avenue, New York, New York 10017.

       For so long as the Fund's Plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" (as defined in the 1940 Act) will be selected and nominated by the Board members who are not "interested persons" of the Fund.

       The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended August 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, is as follows:



                                                               Total
                                                         Compensation from
                                   Aggregate               Fund and Fund
    Name of Board              Compensation from          Complex Paid to
       Member                        Fund*                 Board Member

David W. Burke                     $7,500                 $253,654 (49)

Hodding Carter, III                $7,500                 $ 49,500 (7)

Joseph S. DiMartino                $9,375                 $448,618 (94)

Ehud Houminer                      $7,500                 $ 55,405 (8)

Richard C. Leone                   $7,500                 $ 49,000 (7)

Hans C. Mautner                    $7,500                 $ 47,000 (7)

Robin A. Smith                     $7,000                 $ 27,526 (7)

John E. Zuccotti                   $7,500                 $ 49,500 (7)



* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $5,784 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer. President, Chief Executive Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
       General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.


ELIZABETH A. BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
       President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
       Treasury Services and Administration of the Distributor and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Secretary.  Senior Vice
       President and Director of Client Services and Treasury Operations of the Distributor and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds at The Boston Company, Inc. He is 41 years old.


MARK A. KARPE, Vice President and Assistant Secretary.  Senior Paralegal of the
       Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers. He is 28 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
       Manager of Treasury Services and Administration of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
       President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

       The address of each of the Fund's officers is 200 Park Avenue, New York, New York 10166.

       The Fund's Board members and officers as a group, owned less than 1% of the Fund's voting securities outstanding on December 13, 1996.


                            MANAGEMENT AGREEMENT

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

       The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated August 24, 1994, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 4, 1994. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on October 28, 1996. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).


       The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

       The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board members' review at the meeting subsequent to such transactions.

       The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

       All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

       As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. This amount is reduced, pursuant to the terms of a Stipulation of Settlement of Litigation, which became effective on October 15, 1988, by annual amounts ranging from $90,000 per year to $1 million per year, depending on the size of the Fund's average daily net assets, for a period of 10 years from the effective date. For the fiscal years ended August 31, 1994, 1995 and 1996, the management fees payable by the Fund amounted to $25,447,556, $22,188,564 and $22,580,334, respectively, which fees were reduced by $350,000 in each year pursuant to the Stipulation of Settlement of Litigation. All fees and expenses are accrued daily and deducted before the declaration of dividends to investors.


       The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis. During the fiscal year ended August 31, 1996, no expense reimbursements were made pursuant to such limitation.

       The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.



                           PURCHASE OF SHARES


       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


       The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


       Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

       Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a nominal transaction fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of share certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; or other conditions. There are no sales or service charges by the Fund or the Distributor although investment dealers, banks and other financial institutions may make reasonable charges to investors for their services. The services provided and fees therefor are established by each institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other financial institution; and assistance with inquiries related to their investments. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without the imposition of any maintenance or service charges, other than those already described herein.

       Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                          SHAREHOLDER SERVICES PLAN


       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."


       The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


       A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on April 29, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


       For the fiscal year ended August 31, 1996, $2,087,233 was chargeable to the Fund under the Plan.


                            REDEMPTION OF SHARES


       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


       Redemption Fee. For shares purchased after May 9, 1997, the Fund will deduct a redemption fee equal to .10% of the net asset value of Fund shares redeemed or exchanged less than fifteen days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.


       No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege or through omnibus accounts. Further, no redemption fee will be charged upon redemption of Fund shares acquired through reinvestment of dividends or capital gains distributions. This redemption fee may be waived, modified or discontinued at any time, or from time to time.


       Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s).
Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

       If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

       Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

       Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:
                                                    Transfer Agent's
       Transmittal Code                             Answer Back Sign
       ---------------------                        -------------------------
           144295                                   144295 TSSG PREP

       Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

       To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

       Dreyfus TeleTransfer Privilege. Investors should be aware that if they have also selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

       Stock Certificates; Signatures. Any stock certificate representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

       Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

       Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                             SHAREHOLDER SERVICES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

       Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

       A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

       B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Shares of any funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

       D. Shares of any funds purchased with a sales load, shares of any funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

       To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

       To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchanges.

       To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

       Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange Transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

       Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

       Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

       Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


       Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

       A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

       B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

       D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                       DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


       Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

       New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                          PORTFOLIO TRANSACTIONS

       Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

       Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

       Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

       The Fund's portfolio turnover rate for the fiscal years ended August 31, 1995 and 1996 was 51.55% and 64.48%, respectively. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

       Management believes that the Fund has qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended August 31, 1996, and the Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

       Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on the investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his Fund shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

       Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, options and "straddles" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

       Under Section 1256 of the Code, gain or loss the Fund realizes from certain futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

       Offsetting positions held by the Fund involving certain futures and options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

       If the Fund were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" could be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. To the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.

       Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                         PERFORMANCE INFORMATION

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

       The Fund's current yield for the 30-day period ended August 31, 1996 was 5.26%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


       Based upon a 1996 Federal income tax rate of 39.60%, the Fund's tax equivalent yield for the 30-day period ended August 31, 1996 was 8.71%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

       The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent figure, however, does not include the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

       The Fund's average annual total return for the 1, 5 and 10 year periods ended August 31, 1996 was 4.16%, 6.46% and 6.88%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


       The Fund's total return for the period from October 4, 1976 (commencement of operations) to August 31, 1996 was 268.79%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


       The Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.


       Advertising materials for the Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation, and may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and may refer to Morningstar ratings and related analysis supporting the rating.


       The Fund may advertise that it was established in 1976 as the first incorporated tax exempt fund, and may discuss historical events and circumstances surrounding its formation. As of August 31, 1996, there were approximately $____ billion of net assets invested in tax exempt funds throughout the investment company industry.(***)


________________________________
(***)  Source: Lipper Analytical Services, Inc.

       From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by, a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                           INFORMATION ABOUT THE FUND

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

       Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

       The Fund sends annual and semi-annual financial statements to all its shareholders.


                 TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                       COUNSEL AND INDEPENDENT AUDITORS

       Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through August 31, 1996, the Fund paid the Transfer Agent $837,480.

       The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian.

       Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

       Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

       Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


                                  APPENDIX

    Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

       An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

       The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                  AAA

       Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                  AA

       Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                  A

       Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

       General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

       Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                  BBB

       Of the investment grade, this is the lowest.

       General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

       Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                           BB, B, CCC, CC, C

       Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                  BB

       Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                  B

       Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                  CCC

       Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                  CC

       The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

                                  C

       The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                  D

       Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

       Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

Municipal Note Ratings

                                  SP-1

       The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                  SP-2

       The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

       The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                                  Aaa

       Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                  Aa

       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                  A

       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                  Baa

       Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                  Ba

       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                  B

       Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                  Caa

       Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                  Ca

       Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                  C

       Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

       Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

       A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

       Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                             MIG 1/VMIG 1

       This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                             MIG 2/VMIG 2

       This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                             MIG 3/VMIG 3

       This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                             MIG 4/VMIG 4

       This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Rating

       The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternative liquidity.

       Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

       The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

                                  AAA

       Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


                                  AA

       Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                  A

       Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                  BBB

       Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                  BB

       Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                  B

       Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                  CCC

       Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                  CC

       Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                  C

       Bonds rated C are in imminent default in payment of interest or principal.

                              DDD, DD and D

       Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

       Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Ratings

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

       Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

       Fitch short-term ratings are as follows:

                                  F-1+

       Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                  F-1

       Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                  F-2

       Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Demand Bond or Notes Ratings

       Certain demand securities empower the holder at his option to require the issuer, usually through a remarketing agent, to repurchase the security upon notice at par with accrued interest. This is also referred to as a put option. The ratings of the demand provision may be changed or withdrawn at any time if, in Fitch's judgment, changing circumstances warrant such action.

       Fitch demand provision ratings carry the same symbols and related definitions as its short-term ratings.


DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                 AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-93.3%                                                                   AMOUNT         VALUE
                                                                                                       ________      ________
ALABAMA-.9%
Alabama Housing Finance Authority, SFMR
    6.45%, 10/1/2025........................................................                  $       7,970,000    $8,122,466
Industrial Development Board of the Town of Courtland, SWDR
    (Champion International Corp. Project)
    7%, 11/1/2022...........................................................                          8,100,000     8,379,531
West Jefferson Industrial Development Board, PCR, Refunding
    (Alabama Power Co.- Miller Plant) 6.05%, 5/1/2023 (Insured; MBIA).......                         15,000,000    15,088,950
ALASKA-1.6%
Alaska Housing Finance Corp.:
    (Collateralized Veterans Mortgage Program)
      6.375%, 12/1/2027.....................................................                          9,135,000     9,265,174
    Refunding 5.875%, 12/1/2030 (Insured; MBIA).............................                         12,475,000    12,054,842
Anchorage, Electric Utility Revenue, Refunding
    6.50%, 12/1/2015 (Insured; MBIA)........................................                          6,135,000     6,699,788
Valdez, Marine Terminal Revenue, Refunding:
    (BP Pipeline Inc. Project) 5.50%, 10/1/2028.............................                         10,000,000     9,231,200
    (Mobil Alaska Pipeline) 5.75%, 11/1/2028................................                         22,000,000    21,082,380
CALIFORNIA-4.7%
Airport Commission City and County of San Francisco
    (San Francisco International Airport) 6.50%, 5/1/2015 (Insured; FGIC)...                         10,100,000    10,605,202
California Department Water Resource, Water System Revenue (Central Valley
Project)
    5%, 12/1/2022...........................................................                         10,000,000     8,787,000
California Higher Education Loan Authority, Inc.,
    Student Loan Revenue, Refunding 6.50%, 6/1/2005.........................                         19,250,000    20,387,290
Duarte, COP (City of Hope Medical Center)
    6.25%, 4/1/2023.........................................................                         26,000,000    25,480,260
Long Beach, Harbor Revenue 5.25%, 5/15/2025 (Insured; MBIA).................                         25,000,000    22,429,500
Orange County, Recovery COP, Refunding:
    5.875%, 7/1/2019 (Insured; MBIA)........................................                         21,000,000    20,635,440
    6%, 7/1/2026 (Insured; MBIA)............................................                         31,500,000    31,475,115
San Diego County, COP, Refunding (Interim Justice Facilities Project) 6.50%, 8/1/2007                 9,805,000    10,359,571
State Public Works Board of the State of California, LR
    (Various University of California Projects) 6.375%, 10/1/2019...........                          5,000,000     5,149,550
University of California, HR (University of California - Davis Medical
Center)
    5.75%, 7/1/2014 (Insured; AMBAC)........................................                         12,160,000    12,085,216
COLORADO-1.8%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470
Project)
    7%, 8/31/2026...........................................................                         18,025,000    18,959,957

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                              AMOUNT        VALUE
                                                                                                       ________      ________
COLORADO (CONTINUED)

City and County of Denver, Airport Revenue:
    7.25%, 11/15/2023.......................................................                   $     25,765,000  $ 27,168,162
    5.50%, 11/15/2025 (Insured; MBIA).......................................                         18,000,000    16,989,300
CONNECTICUT-1.1%
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
    6.70%, 11/15/2012.......................................................                          4,000,000     4,178,920
    6.30%, 5/15/2024........................................................                          8,000,000     8,089,760
    6.50%, 5/15/2027........................................................                         18,480,000    18,662,213
Connecticut Resource Recovery Authority
    (American Fuel Co. Project) 6.45%, 11/15/2022...........................                          7,325,000     7,520,724
DELAWARE-.5%
Delaware Economic Development Authority, Water Development Revenue
    (Wilmington Suburban Water Corp. Project) 6.80%, 12/1/2023..............                          8,000,000     8,324,320
Delaware Housing Authority, Senior SFMR
    6.45%, 1/1/2026.........................................................                          8,835,000     8,909,391
DISTRICT OF COLUMBIA-1.9%
Metropolitan Washington Airports Authority, Airport System Revenue:
    6.625%, 10/1/2012 (Insured; MBIA).......................................                         40,400,000    42,858,744
    6.625%, 10/1/2019 (Insured; MBIA) (a)...................................                         23,600,000    24,848,912
FLORIDA-4.4%
Brevard County Housing Finance Authority, SFMR 6.80%, 3/1/2028..............                          5,885,000     6,031,360
Collier County School Board, COP 5%, 2/15/2016 (Insured; FSA)...............                          6,500,000     5,908,565
Dade County, Water and Sewer System Revenue
    5.50%, 10/1/2025 (Insured; FGIC)........................................                         22,445,000    21,276,962
Florida Community Services Corp. Walton County, Water and Sewer Revenue
    (South Walton County Regional Utility):
      6.95%, 3/1/2012.......................................................                          3,000,000     3,278,490
      7%, 3/1/2018..........................................................                          3,500,000     3,770,200
Hillsborough County, Capital Improvement Non-Ad Valorem, Refunding Revenue
    (County Center Project) 5.125%, 7/1/2022 (Insured; MBIA)................                         17,050,000    15,340,908
Lakeland, Electric and Water Revenue 5.625%, 10/1/2036......................                         18,825,000    17,879,985
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power Limited Partnership Project) 6.70%, 2/15/2015..........                         23,400,000    20,218,302
    (Osceola Power Limited Partnership) 6.95%, 1/1/2022.....................                         33,800,000    29,589,196
Polk County Industrial Development Authority, IDR
    (IMC Fertilizer) 7.525%, 1/1/2015.......................................                         15,200,000    16,063,968
Saint Johns River Water Management District, Land Acquisition Revenue,
Refunding
    5.125%, 7/1/2016 (Insured; FSA).........................................                         19,000,000    17,509,070

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT          VALUE
                                                                                                       ________      ________
GEORGIA-.8%
Georgia Housing and Finance Authority:
    Homeownership Mortgage
      Zero Coupon, 12/1/2031................................................                    $   122,735,000  $  9,553,692
    Single Family Mortgage:
      7.125%, 12/1/2026.....................................................                         10,000,000    10,364,100
      6.55%, 12/1/2027......................................................                          5,495,000     5,590,943
Georgia Residential Finance Authority, Single Family Insured Mortgage
    8.30%, 12/1/2019........................................................                          2,000,000     2,099,440
IDAHO-.4%
Idaho Housing Agency:
    Multi-Family Housing Refunding 6.70%, 7/1/2024..........................                         10,050,000    10,295,924
    Single Family Mortgage 6.60%, 7/1/2027..................................                          4,365,000     4,446,276
ILLINOIS-8.1%
Bryant, PCR, Refunding (Central Illinois Light Co. Project) 5.90%, 8/1/2023.                         11,000,000    10,831,700
Chicago:
    Refunding 5.125%, 1/1/2016..............................................                         17,250,000    15,654,202
    Wastewater Transmission Revenue, Refunding
      5.125%, 1/1/2025 (Insured; FGIC)......................................                         23,600,000    20,873,728
Chicago Board of Education (Chicago School Reform)
    6%, 12/1/2026 (Insured; MBIA)...........................................                          9,425,000     9,321,513
Chicago O'Hare International Airport, Revenue:
    Refunding 5%, 1/1/2008 (Insured; MBIA)..................................                         12,475,000    11,968,265
    Special Facilities (United Airlines Inc. Project):
      8.50%, 5/1/2018.......................................................                          6,500,000     7,160,140
      8.85%, 5/1/2018.......................................................                         15,125,000    17,182,454
Illinois, Refunding 5.25%, 12/1/2020 (Insured; FGIC)........................                         26,000,000    23,879,180
Illinois Development Finance Authority, Revenue:
    (Community Rehabilitation Providers Facilities) 8.75%, 3/1/2010.........                         18,720,000    19,936,426
    Pollution Control, Refunding (Central Illinois Public Service Co.):
      5.70%, 8/15/2026......................................................                         11,150,000    10,727,415
      6.375%, 1/1/2028......................................................                         14,000,000    14,329,000
Illinois Educational Facilities Authority, Revenue
    (Illinois Institute of Technology)
    Refunding 6.875%, 12/1/2015.............................................                          7,250,000     7,619,097
Illinois Health Facilities Authority, Revenue:
    (Beverly Farm Foundation) 9.125%, 12/15/2015 (Prerefunded 12/15/2000) (b)                         3,730,000     4,435,007
    Refunding:
      (Evangelical Hospitals) 6.50%, 4/15/2009 (Insured; FSA)...............                          5,000,000     5,366,500
      (Mercy Hospital and Medical Center) 7%, 1/1/2015......................                          7,500,000     7,721,775

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
ILLINOIS (CONTINUED)
Illinois Health Facilities Authority, Revenue (continued):
    Refunding (continued):
      (Trinity Medical Center) 7%, 7/1/2012.................................                  $       3,000,000  $  3,282,030
Illinois Housing Development Authority:
    Homeowner Mortgage Revenue:
      6.70%, 8/1/2025.......................................................                          4,980,000     5,099,122
      6.625%, Subseries B-2, 8/1/2026.......................................                         15,385,000    15,707,470
    Multi-Family Housing (Lawndale Redevelopment Project) 6.90%, 12/1/2026..                          8,750,000     9,081,713
    Multi-Family Program 6.75%, 9/1/2021....................................                          8,750,000     8,948,450
    Section 8 Elderly Housing Revenue (Morningside North Development)
      6.85%, 1/1/2021.......................................................                         11,220,000    11,569,391
Peru, Electric System Revenue 5.75%, 5/1/2025 (Insured; FGIC)...............                          6,750,000     6,533,190
Robbins (Resource Recovery Partners) 9.25%, 10/15/2014......................                         32,000,000    31,920,000
Solid Waste Agency of Northern Cook County, Contract Revenue, Refunding
    5.50%, 5/1/2015 (Insured; MBIA).........................................                          9,000,000     8,445,150
INDIANA-5.9%
Allen County, COP, Refunding 6.50%, 11/1/2008...............................                          5,000,000     5,371,650
Brownsburg School Building Corp., First Mortgage
    6.10%, 2/1/2013 (Insured; FSA)..........................................                          7,500,000     7,678,425
Carmel High School Building Corp., First Mortgage
    5.25%, 1/15/2018 (Insured; MBIA)........................................                          6,525,000     6,016,833
Fort Wayne Hospital Authority, HR (Lutheran Hospital)
    8%, 2/15/2003 (Prerefunded 2/15/1998) (b)...............................                          7,000,000     7,493,150
Hamilton Southeastern Consolidated School Building Corp., First Mortgage
    5.25%, 1/15/2017 (Insured; AMBAC).......................................                          5,000,000     4,620,050
Hammond Multi-School Building Corp., First Mortgage
    7.10%, 1/15/2015 (Prerefunded 7/15/2001) (b)............................                          5,585,000     6,252,910
Indiana Transportation Finance Authority, Airport Facility LR
    6.50%, 11/1/2007........................................................                         12,500,000    13,132,125
Indianapolis Airport Authority, Special Facility Revenue (United Airlines
Project)
    6.50%, 11/15/2031.......................................................                         31,510,000    31,298,883
Indianapolis Local Public Improvement Bond Bank:
    Refunding 5%, 1/1/2017..................................................                         14,575,000    13,167,784
    8.50%, 2/1/2018 (Prerefunded 2/1/1998) (b)..............................                         73,000,000    78,558,950
IPS School Building Corp., First Mortgage 6.10%, 1/15/2020..................                         11,000,000    11,182,600
Logansport Multi - Purpose School Building Corp., First Mortgage Refunding
    6%, 1/1/2009............................................................                          7,645,000     7,848,357

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                       ________      ________
INDIANA (CONTINUED)
New Prairie United School Building Corp., First Mortgage Refunding
    5.50%, 7/5/2015 (Insured; FSA)..........................................                  $       5,240,000  $  5,005,929
Westfield High School 1995 Building Corp., First Mortgage
    5.80%, 7/15/2018 (Insured; AMBAC).......................................                         10,000,000     9,668,800
IOWA-.4%
Iowa Finance Authority, SFMR
    (Mortgage Backed Securities Program)
    6.65%, 7/1/2028.........................................................                         12,070,000    12,340,006
KANSAS-1.5%
Wichita, HR 6.464%, 10/1/2022 (Insured; MBIA)...............................                         51,300,000    53,468,451
KENTUCKY-2.4%
City of Ashland, Sewage and Solid Waste Revenue
    (Ashland Inc. Project) 7.125%, 2/1/2022.................................                         13,170,000    13,848,123
Kenton County Airport Board, Airport Revenue:
    (Greater Cincinnati International Airport)
      8.25%, 3/1/2015.......................................................                         10,945,000    11,677,658
    Special Facilities (Delta Airlines Project):
      7.125%, 2/1/2021......................................................                          8,455,000     8,780,179
      6.125%, 2/1/2022......................................................                         20,000,000    19,206,000
Mount Sterling, LR (Kentucky League Cities Funding)
    6.10%, 3/1/2018.........................................................                          7,955,000     7,997,718
Pendleton County, Multi-County LR
    (Kentucky Associates Counties Leasing Trust Program) 6.50%, 3/1/2019....                         21,000,000    21,740,880
LOUISIANA-1.1%
Parish of Saint Charles, PCR (Louisiana Power and Lighting Co. Project)
    8.25%, 6/1/2014.........................................................                          7,500,000     8,176,650
Parish of West Feliciana, PCR:
    (Gulf States Utilities Co. Project) 9%, 5/1/2015........................                         13,500,000    15,047,775
    (Gulf States Utilities-I) 7.70%, 12/1/2014..............................                         14,000,000    15,049,860
MAINE-.9%
Maine Financial Authority, Solid Waste Revenue
    Recycling Facilities (Great Northern Paper, Inc. Project-Bowater Inc.
Obligor)
    7.75%, 10/1/2022........................................................                          8,165,000     8,830,529
Maine Housing Authority, Mortgage Purchase
    6.875%, 11/15/2023......................................................                         14,000,000    14,414,400
Skowhegan, SWDR (S.D. Warren Co. Project) 8.40%, 10/1/2015..................                          7,700,000     8,631,546

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
MARYLAND-2.2%
Calvert County, PCR, Refunding (Baltimore Gas and Electric Co. Project)
    5.55%, 7/15/2014........................................................                  $       8,000,000   $ 7,800,400
Community Development Administration,
    Department of Housing and Community Development State of Maryland,
    Single Family Program Bonds:
      6.80%, 4/1/2024.......................................................                         33,690,000    34,446,677
      6.55%, 4/1/2026.......................................................                          9,190,000     9,386,206
      6.75%, 4/1/2026.......................................................                         19,990,000    20,541,724
Northeast Waste Disposal Authority, Solid Waste Revenue
    (Montgomery County Resource Recovery Project) 6.30%, 7/1/2016...........                          7,500,000     7,453,050
MASSACHUSETTS-2.1%
Massachusetts Bay Transportation Authority, General Transportation
    5.375%, 3/1/2020 (Insured; AMBAC).......................................                         17,880,000    16,835,093
Massachusetts Housing Finance Agency, Revenue:
    Housing:
      6.65%, 7/1/2019 (Insured; AMBAC)......................................                          7,275,000     7,469,461
      6.50%, 7/1/2025 (Insured; AMBAC)......................................                          4,140,000     4,233,233
      6.60%, 1/1/2037 (Insured; AMBAC)......................................                          7,100,000     7,275,867
    Single Family Housing:
      7.125%, 6/1/2025......................................................                         26,975,000    28,051,842
      6.65%, 12/1/2027......................................................                          7,200,000     7,393,752
Massachusetts Industrial Finance Agency, Revenue
    Museum (Norman Rockwell Stockbridge) 8.125%, 7/1/2011...................                          3,055,000     3,207,506
MICHIGAN-2.4%
Charter County of Wayne, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines, Inc., Facilities) 6.75%, 12/1/2015.................                          8,800,000     8,867,760
Detroit, Sewage Disposal System Revenue 5.25%, 7/1/2015 (Insured; MBIA).....                          8,700,000     8,131,716
East Grand Rapids Public School District 5%, 5/1/2020 ......................                          8,675,000     7,751,112
The Economic Development Corp. of the County of Gratiot,
    Limited Obligation EDR
    (Danly Die Set Project) 7.625%, 4/1/2007................................                          3,200,000     3,328,608
Michigan Hospital Finance Authority, Revenue:
    Hospital Refunding:
      (Genesys Health System Obligated Group):
          8.125%, 10/1/2021.................................................                         15,000,000    16,417,800
          7.50%, 10/1/2027..................................................                         15,300,000    15,942,141
      (Henry Ford Health System)
          5.25%, 11/15/2025.................................................                         10,000,000    8,965,100
    (Metropolitan Hospital) 8.125%, 7/1/2018 (Prerefunded 7/1/1999) (b).....                          5,000,000     5,607,150

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                              AMOUNT         VALUE
                                                                                                       ________      ________
MICHIGAN (CONTINUED)

Western Townships Utilities Authority, Sewer Disposal System
    (Limited Tax G.O.) 8.125%, 1/1/2009.....................................                  $       8,765,000  $  9,568,049
MINNESOTA-1.7%
Minneapolis, HR, Refunding (Lifespan Inc. Issue)
    9.125%, 12/1/2014 (Prerefunded 12/1/1997) (b)...........................                          4,000,000     4,320,600
Minnesota Housing Finance Agency, Single Family Mortgage:
    6.90%, 7/1/2022.........................................................                          7,205,000     7,449,322
    6.50%, 7/1/2024.........................................................                         15,870,000    16,130,744
    6.45%, 7/1/2025.........................................................                         30,210,000    30,570,103
MISSOURI-1.0%
Kansas City Municipal Assistance Corp., Leasehold Refunding Revenue
    (H. Roe Bartle Convention Center Project):
      5.125%, 4/15/2015 (Insured; MBIA) ....................................                         11,055,000    10,348,585
      5%, 4/15/2020 (Insured; MBIA).........................................                          5,500,000     4,960,395
Missouri Higher Education Loan Authority, Student Loan Revenue
    6.75%, 2/15/2009........................................................                         11,500,000    11,827,060
Sikeston, Electric Revenue, Refunding
    5%, 6/1/2022 (Insured; MBIA)............................................                          7,745,000     6,897,387
MONTANA-.2%
Montana Board of Housing (Single Family Program)
    6.35%, 12/1/2021........................................................                          7,255,000     7,277,273
NEBRASKA-.6%
Omaha Public Power District, Electric Revenue 5.50%, 2/1/2014...............                         20,000,000    19,723,600
NEVADA-1.7%
Clark County, School District 5.50%, 6/15/2016 (Insured; FGIC)..............                         28,475,000    27,232,636
Nevada, Refunding (Colorado River Commission)
    5.25%, 7/1/2020.........................................................                         10,000,000    9,348,600
Nevada Housing Division (Single Family Program)
    6.80%, 4/1/2027.........................................................                          9,960,000    10,219,956
Washoe County:
    Gas Facilities Revenue (Sierra Pacific Power Co. Project)
      6.70%, 11/1/2032 (Insured; MBIA)......................................                         10,000,000    10,603,400
    Gas and Water Facilities Revenue, Refunding (Sierra Pacific)
      6.30%, 12/1/2014 (Insured; AMBAC).....................................                          4,375,000     4,559,406
NEW HAMPSHIRE-4.5%
Business Finance Authority of the State of New Hampshire,
    State Guaranteed Airport Revenue (Manchester Airport Project):
      6.50%, 1/1/2019.......................................................                         12,600,000    13,110,552

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT          VALUE
                                                                                                       ________      ________
NEW HAMPSHIRE (CONTINUED)

Business Finance Authority of the State of New Hampshire,
    State Guaranteed Airport Revenue (Manchester Airport Project)
(continued):
      6.375%, 1/1/2022......................................................                  $       8,650,000  $  8,903,531
New Hampshire Housing Finance Authority:
    Multi-Family Housing:
      7.55%, 7/1/2013.......................................................                          4,205,000     4,606,872
      (Mariners Village Project)
          6.60%, 1/1/2038 (Insured; FHA)....................................                          7,365,000     7,474,297
    Single Family Mortgage:
      7.25%, 1/1/2016.......................................................                          3,430,000     3,610,452
      6.55%, 7/1/2026.......................................................                         22,190,000    22,634,688
    Single Family Residential Mortgage:
      7.10%, 1/1/2023.......................................................                         24,860,000    25,947,874
      7.75%, 7/1/2023.......................................................                         16,930,000    17,785,981
      6.85%, 1/1/2025.......................................................                         10,515,000    10,772,617
      6.95%, 1/1/2026.......................................................                         10,210,000    10,553,771
New Hampshire Industrial Development Authority, Revenue
    (Pollution Control Public Service Co. Project):
      7.65%, Series A, 5/1/2021.............................................                         21,450,000    21,766,173
      7.65%, Series C, 5/1/2021.............................................                         13,550,000    13,749,727
NEW JERSEY-3.6%
Howell Township Municipal Utilities Authority, Revenue
    8.60%, 1/1/2014 (Prerefunded 7/1/1998) (b)..............................                          4,000,000     4,367,800
New Jersey Economic Development Authority, PCR
    (Public Service Electric and Gas Co. Project)
    6.40%, 5/1/2032 (Insured; MBIA).........................................                         32,040,000    33,264,248
New Jersey Educational Facilities Authority, Revenue:
    (Trenton State College Issue):
      5.10%, 7/1/2021 (Insured; MBIA).......................................                         11,000,000    10,039,590
      5.125%, 7/1/2024 (Insured; MBIA)......................................                         17,000,000    15,499,240
    (University of Medicine and Dentistry of New Jersey Issue)
      5.25%, 12/1/2021 (Insured; AMBAC).....................................                         15,000,000    13,958,850
New Jersey Housing and Mortgage Finance Agency, Revenue:
    6%, 11/1/2002...........................................................                          5,000,000     5,136,750
    6.45%, 11/1/2007........................................................                         15,260,000    15,866,432
New Jersey Transportation Trust Fund Authority, Refunding
    (Transportation System) 5.25%, 6/15/2014 (Insured; MBIA)................                         18,500,000    17,604,970
New Jersey Wastewater Treatment Trust, Insured Loan Revenue
    9%, 9/1/2007 (Prerefunded 9/1/1997) (b).................................                          6,000,000     6,410,040

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                       ________      ________
NEW JERSEY (CONTINUED)
Pollution Control Financing Authority of Salem County, PCR, Refunding
    (Public Service Electric and Gas Co. Project)
    6.25%, 6/1/2031 (Insured; MBIA).........................................                  $       6,500,000  $  6,731,985
NEW MEXICO-.7%
Albuquerque, HR, Refunding (Presbyterian Health Care Services)
    6.375%, 8/1/2007 (Insured; MBIA)........................................                          4,500,000     4,848,165
New Mexico Educational Assistance Foundation, Student Loan Revenue
    7.45%, 3/1/2010.........................................................                         12,045,000    12,584,496
New Mexico Mortgage Financing Authority
    6.80%, 1/1/2026.........................................................                          5,500,000     5,811,630
NEW YORK-10.9%
New York City:
    7.50%, 2/1/2003.........................................................                          9,000,000     9,871,650
    5.90%, 2/1/2005.........................................................                         11,815,000    11,744,819
    8.25%, 6/1/2006.........................................................                          2,750,000     3,278,990
    5.60%, 8/15/2006........................................................                         23,100,000    22,263,318
    5.70%, 8/15/2007........................................................                         13,445,000    12,915,670
    7.25%, 8/15/2007........................................................                         13,790,000    15,086,122
    6.25%, 8/1/2008.........................................................                         10,000,000     9,991,000
    6.375%, 8/15/2011.......................................................                         31,285,000    31,320,352
    5.75%, 2/1/2014.........................................................                         15,000,000    13,999,050
    5.75%, 2/1/2015.........................................................                         12,280,000    11,366,736
    5.75%, 2/1/2017.........................................................                         20,000,000    18,411,400
    5.875%, 3/15/2018.......................................................                         20,000,000    18,593,800
    5.875%, 2/15/2019.......................................................                         23,715,000    21,989,259
    5.75%, 2/1/2020.........................................................                          9,580,000     8,726,518
    6%, 2/15/2025...........................................................                         23,375,000    21,824,536
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
    5.625%, 6/15/2011.......................................................                         26,000,000    25,260,820
    5.75%, 6/15/2026........................................................                         17,500,000    17,144,050
    5.875%, 6/15/2026.......................................................                         13,000,000    12,538,760
New York State Dormitory Authority, Revenue:
    (City University) 7.50%, 7/1/2010.......................................                         10,000,000    11,482,200
    Court Facilities Lease 5.70%, 5/15/2022.................................                         10,000,000    9,210,100
New York State Energy, Research and Development Authority,
    Electric Facilities Revenue
    (Con Edison Co. Project) 7.50%, 1/1/2026................................                         16,970,000    18,252,084
New York State Mortgage Agency, Revenue (Homeowner Mortgage)
    6.65%, 10/1/2025........................................................                         22,225,000    22,869,525

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                              AMOUNT        VALUE
                                                                                                       ________      ________
NEW YORK (CONTINUED)
New York State Urban Development Corp., Revenue,
    (Correctional Capital Facilities):
      5.375%, 1/1/2025......................................................                   $     32,550,000  $ 28,767,365
      5.50%, 1/1/2025 (Insured; MBIA).......................................                          9,210,000     8,711,002
NORTH CAROLINA-.7%
North Carolina Housing Finance Agency, Single Family Revenue
    6.50%, 9/1/2026.........................................................                          6,125,000     6,227,471
Pitt County, Revenue (Pitt County Memorial Hospital)
    6.90%, 12/1/2021 (Prerefunded 12/1/2001) (b)............................                         12,000,000    13,423,920
Winston Salem, COP 6.90%, 6/1/2011 (Prerefunded 6/1/2001) (b)...............                          5,245,000     5,806,687
NORTH DAKOTA-.2%
North Dakota Housing Finance Agency
    (Housing Mortgage Finance Program) 6.75%, 7/1/2025......................                          6,375,000     6,530,614
OHIO-1.1%
Cleveland, Waterworks Revenue, Refunding and Improvement
    5.75%, 1/1/2026 (Insured; MBIA).........................................                         18,285,000    17,840,675
Cuyahoga County, HR (Meridia Health System) 7%, 8/15/2023...................                          7,000,000     7,461,090
Franklin County, HR (Holy Cross Health System Corp.)
    5.875%, 6/1/2021........................................................                          9,000,000     8,758,890
Ohio Air Quality Development Authority, PCR (Ohio Edison)
    5.625%, 11/15/2029 (Insured; AMBAC).....................................                          6,750,000     6,400,620
OKLAHOMA-.8%
Claremore Industrial and Redevelopment Authority, EDR
    (Yuba Project) 8.375%, 7/1/2011.........................................                          7,500,000     7,918,200
Southern Oklahoma Memorial Hospital Authority, HR 6.60%, 12/1/2012..........                          5,725,000     5,853,813
Tulsa Municipal Airport Trust, Revenue
    (AMR Corp.) 7.60%, 12/1/2030............................................                         14,390,000    15,346,216
PENNSYLVANIA-3.8%
Allegheny County Hospital Development Authority, Revenue (Health Center - University
    of Pittsburgh Medical Center System) 5.375%, 12/1/2025 (Insured; MBIA)..                         22,280,000    20,642,643
Delaware County Industrial Development Authority, Water Facilities Revenue
    (Philadelphia Suburban Water) 6.35%, 8/15/2025 (Insured; FGIC)..........                         10,000,000    10,306,100
Lehigh County Industrial Development Authority, PCR, Refunding
    (Pennsylvania Power and Light Co. Project) 5.50%, 2/15/2027 (Insured; MBIA)                       8,805,000     8,327,153
Pennsylvania:
    5%, 11/15/2014 (Insured; AMBAC).........................................                          8,875,000     8,133,671
    5%, 11/15/2015 (Insured; AMBAC).........................................                          8,875,000     8,063,026

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
PENNSYLVANIA (CONTINUED)
Pennsylvania Economic Development Financing Authority,
    Exempt Facilities Revenue (MacMillan Ltd. Partnership Project)
    7.60%, 12/1/2020........................................................                  $       4,500,000  $  4,947,840
Pennsylvania Higher Educational Facilities Authority,
    Health Services Revenue, Refunding (Allegheny Delaware Valley
Obligation):
      5.40%, 11/15/2007 (Insured; MBIA).....................................                          5,000,000     5,030,900
      5.60%, 11/15/2009 (Insured; MBIA).....................................                          9,475,000     9,540,093
Philadelphia:
    5%, 5/15/2020 (Insured; MBIA)...........................................                          7,650,000     6,843,614
    Water and Wastewater Revenue, Refunding
      5.25%, 6/15/2023 (Insured; MBIA)......................................                          6,000,000     5,436,600
Pittsburgh, Refunding 5.125%, 3/1/2009 (Insured; FGIC)......................                         29,655,000    28,441,814
Quakertown General Authority, Revenue (Community Mental Health/Retardation)
    8.875%, 11/1/2010.......................................................                          6,420,000     6,976,421
Ridley Park Hospital Authority, Revenue (Taylor Hospital)
    8.625%, 12/1/2020 (Prerefunded 12/1/2000) (b)...........................                         10,000,000    11,679,100
RHODE ISLAND-1.6%
Rhode Island Health and Educational Building Corp., Revenue:
    (Johnson and Wales University) 8.375%, 4/1/2020 (Prerefunded 4/1/2000) (b)                       11,000,000    12,516,350
    (Landmark Medical Center) 5.60%, 10/1/2012 (Insured; FSA)...............                          5,000,000     4,911,400
Rhode Island Housing and Mortgage Finance Corp.
    (Homeownership Opportunity):
      6.95%, 4/1/2022.......................................................                          9,250,000     9,547,943
      6.60%, 10/1/2025......................................................                         10,270,000    10,441,201
      6.50%, 4/1/2027.......................................................                         11,835,000    12,064,836
      6.85%, 4/1/2027.......................................................                          5,615,000     5,839,207
SOUTH CAROLINA-1.0%
Richland County, Solid Waste Disposal Facilities Revenue
    (Union Camp Corp. Project) 7.125%, 9/1/2021.............................                          6,250,000     6,666,750
South Carolina Housing Finance and Development Authority,
    Mortgage Revenue:
      6.55%, 7/1/2015.......................................................                          3,950,000     4,046,617
      6.75%, 7/1/2026.......................................................                          7,000,000     7,170,870
      6.70%, 7/1/2027.......................................................                          8,000,000     8,175,760
Spartanburg County, Hospital Facilities Improvement Revenue, Refunding
    (Mary Black Memorial Project) 8.25%, 10/1/2008 (Prerefunded 10/1/1998) (b)                        5,000,000     5,461,800
York County, Industrial Revenue, Exempt Facility (Hoechst Celanese)
    5.70%, 1/1/2024.........................................................                          5,000,000     4,744,650

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
TENNESSEE-1.2%
Tennessee Housing Development Agency, Mortgage Finance:
    6.45%, 7/1/2021.........................................................                   $     11,565,000  $ 11,698,460
    6.55%, 7/1/2026.........................................................                         31,735,000    32,372,874
TEXAS-5.8%
Alliance Airport Authority Inc., Special Facilities Revenue:
    (American Airlines Inc. Project)
      7%, 12/1/2011.........................................................                         12,330,000    13,263,258
    (Federal Express Corp. Project)
      6.375%, 4/1/2021......................................................                         28,800,000    28,376,352
Angelina and Neches River Authority, SWDR (Champion International Corp.
Project)
    7.375%, 5/1/2015........................................................                          5,570,000     5,951,991
Austin, Utility System Revenue, Refunding:
    5.25%, 5/15/2016 (Insured; FSA) (c).....................................                         23,645,000    22,087,740
    5.60%, 5/15/2025 (Insured; MBIA)........................................                         25,000,000    23,982,500
Gulf Coast Waste Disposal Authority, Revenue:
    (Champion International Corp.)
      7.375%, 10/1/2025.....................................................                         12,000,000    12,764,760
    Solid Waste Disposal (Occidental Petroleum Corp. Project) 7%, 11/1/2020.                          7,725,000     7,978,225
Harris County Hospital District, Mortgage Revenue, Refunding
    7.40%, 2/15/2010 (Insured; AMBAC).......................................                          5,000,000     5,822,000
Houston Hotel Occupancy Tax, Revenue 7%, 7/1/2009 (Insured; FGIC)
    (Prerefunded 7/1/2001) (b)..............................................                         12,225,000    13,430,507
Rio Grande Valley Health Facilities Development Corp., HR, Refunding
    (Valley Baptist Medical Center Project) 6.40%, 8/1/2016 ................                         11,200,000    11,791,808
Texas, GO (Veterans Housing Assistance Fund):
    7%, 12/1/2025...........................................................                          9,920,000    10,330,886
    Refunding 6.45%, 12/1/2020..............................................                         15,210,000    15,346,282
Texas College Student Loan 5%, 8/1/2021.....................................                          8,000,000     6,995,200
Texas Municipal Power Agency, Revenue, Refunding
    5.25%, 9/1/2012 (Insured; MBIA).........................................                         10,065,000     9,548,062
Texas Public Property Finance Corp., Revenue
    (Mental Health and Retardation Project):
      8.625%, 11/1/2000.....................................................                          1,700,000     1,822,230
      8.75%, 11/1/2010......................................................                          4,745,000     5,199,998
University of Texas, Revenue (Financing System)
    5%, 8/15/2016...........................................................                         10,000,000     9,066,500
UTAH-1.5%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018.....                         20,000,000    14,221,800

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT         VALUE
                                                                                                       ________      ________
UTAH (CONTINUED)

Intermountain Power Agency, Power Supply Revenue, Refunding
    5%, 7/1/2021............................................................                   $     15,400,000  $ 13,504,106
Utah Housing Finance Agency, Single Family Mortgage:
    6.55%, 1/1/2022.........................................................                          5,340,000     5,443,756
    6.40%, 1/1/2027.........................................................                          6,695,000     6,811,493
    6.65%, 7/1/2027.........................................................                         10,325,000    10,563,817
    7%, 7/1/2027............................................................                          4,025,000     4,207,775
VERMONT-.3%
Vermont Housing Finance Agency, Single Family Housing 6.875%, 5/1/2025......                         10,500,000    10,756,515
VIRGINIA-2.4%
Chesapeake Bay Bridge and Tunnel Commission, General Resolution, Revenue,
    Refunding 5%, 7/1/2022 (Insured; MBIA)..................................                         12,035,000    10,760,373
Giles County Industrial Development Authority,
    Solid Waste Disposal Facility Revenue (Hoechst Celanese Corp. Project)
    6.625%, 12/1/2022.......................................................                          8,715,000     9,024,295
Henrico County Industrial Development Authority, Revenue
    (Maryview Hospital Project) 7.50%, 9/1/2011 (Prerefunded 8/1/2000) (b)..                          5,355,000     5,992,406
Virginia Housing Development Authority, Commonwealth Mortgage:
    6.20%, 7/1/2021.........................................................                         15,000,000    14,941,950
    6.70%, 1/1/2022.........................................................                          6,950,000     7,105,124
    6.40%, 7/1/2022 (Insured; MBIA).........................................                         24,000,000    24,384,240
    6.60%, 7/1/2022.........................................................                          4,635,000     4,687,700
    6.85%, 1/1/2027.........................................................                          8,000,000     8,211,920
WASHINGTON-.4%
Public Utility District No. 1 of Chelan County,
    Chelan Hydro Consolidated System Revenue 6.55%, 7/1/2023................                         10,000,000    10,326,900
Washington Health Care Facilities Authority, Revenue (Harrison Memorial
    Hospital, Bremerton) 5.30%, 8/15/2014 (Insured; AMBAC)..................                          5,000,000     4,662,500
WEST VIRGINA-.2%
Braxton County, Solid Waste Disposal Revenue (Weyerhaeuser Co. Project)
    6.50%, 4/1/2025.........................................................                          8,000,000     8,265,280
WISCONSIN-1.1%
Madison, IDR (Madison Gas and Electric Co. Project)
    6.75%, 4/1/2027.........................................................                         10,000,000    10,498,800
Wisconsin Health and Educational Facilities Authority, Revenue:
    (Aurora Health Care)
      5.25%, 8/15/2023 (Insured; MBIA)......................................                         14,000,000    12,528,040

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      AUGUST 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT          VALUE
                                                                                                        ________     ________
WISCONSIN (CONTINUED)
Wisconsin Health and Educational Facilities Authority, Revenue (continued):
    (Waukesha Memorial Hospital, Inc.)
      5.50%, 8/15/2015 (Insured; AMBAC).....................................                  $       8,545,000  $  8,097,157
Wisconsin Housing and Economic Development Authority,
    Homeownership Revenue 6.45%, 3/1/2017...................................                          7,000,000     7,149,450
WYOMING-.7%
Sweetwater County, SWDR (FMC Corp. Project)
    6.90%, 9/1/2024.........................................................                         16,225,000    16,811,534
Uinta County Hospital Facility, Revenue, Refunding
    (IHC Hospitals Inc.) 7.25%, 2/15/2019 (Prerefunded 2/15/1999) (b).......                          7,350,000     7,969,458
U.S. RELATED-.5%
Commonwealth of Puerto Rico 5.40%, 7/1/2025.................................                         18,115,000    16,666,162
                                                                                                                      _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $3,249,223,710)...................................................                                   $3,304,895,308
                                                                                                                      =======
SHORT-TERM MUNICIPAL INVESTMENTS-6.7%
CALIFORNIA-.8%
California Pollution Control Financing Authority, PCR, Refunding
    VRDN (Pacific Gas and Electric) 3.75% (d)...............................                     $   11,500,000  $ 11,500,000
Irvine Ranch Water District, VRDN 3.75% (LOC; Bank of America) (d,e)........                         16,200,000    16,200,000
FLORIDA-.1%
Florida Board of Education, Capital Outlay 3.67% (f,g)......................                          3,000,000     3,000,000
INDIANA-.4%
Petersburg, PCR, Refunding, VRDN (Indiana Power and Light)
    3.40% (Insured; AMBAC) (d)..............................................                         15,000,000    15,000,000
IOWA-.7%
Iowa Finance Authority, SWDR, VRDN (Cedar River Paper Co. Project)
    3.85% (LOC; Swiss Bank Corp.) (d,e).....................................                         25,000,000    25,000,000
MARYLAND-.1%
Prince Georges' Housing Authority, Mortgage Revenue, VRDN (Laurel-Oxford)
    3.525% (LOC; Bankers Trust) (d,e).......................................                          2,500,000     2,500,000
MICHIGAN-1.6%
Michigan Strategic Fund, LOR, Refunding
    VRDN (Detroit Edison Co.) 3.65% (LOC; Barclays Bank PLC) (d,e)..........                         30,900,000    30,900,000
Midland County Economic Development Corp., Economic Development LOR
    VRDN (Dow Chemical Co Project) 3.90% (d)................................                         27,000,000    27,000,000

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        AUGUST 31, 1996
                                                                                                      PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                       ________      ________
MINNESOTA-.2%
Cloquet, PCR, VRDN (Potlatch Corp. Project) 3.60% (LOC; Credit Suisse) (d,e)                  $       2,000,000  $  2,000,000
Golden Valley IDR Refunding, VRDN (Graco Inc. Project)
    3.75% (LOC; Fuji Bank Ltd.) (d,e).......................................                          2,380,000     2,380,000
Minnesota Higher Education Coordinating Board, Revenue, VRDN
    (Supplement Student Loan Program) 3.70% (d).............................                          1,000,000     1,000,000
MISSISSIPPI-.6%
Jackson County, PCR, Refunding, VRDN (Chevron USA Inc. Project)
    3.80% (d)...............................................................                         10,000,000    10,000,000
Perry County, PCR, Refunding, VRDN (Leaf River Forest Project)
    3.80% (LOC; Credit Suisse) (d,e)........................................                         12,700,000    12,700,000
NEW JERSEY-.5%
New Jersey Sports and Exposition Authority, VRDN
    3.15% (Insured; MBIA) (d)...............................................                         18,000,000    18,000,000
PENNSYLVANIA-.0%
Bucks County Industrial Development Authority, VRDN
    (Oxford Falls Plaza Project) 3.95% (d)..................................                            900,000       900,000
Montgomery County Higher Education and Health Authority, HR,
    VRDN (Holy Redeemer Hospital) 3.35% (Insured; AMBAC) (d)................                            100,000       100,000
SOUTH CAROLINA-.2%
Charleston County, Industrial Revenue, VRDN (Massey Coal Terminal SC Corp.)
    3.80% (LOC; Morgan Guaranty Trust) (d,e)................................                          7,050,000     7,050,000
TEXAS-.4%
Bexar County Health Facilities Development Corp., VRDN
    (Air Force Village Foundation Project) 3.40% (LOC; Rabobank Nederland) (d,e)                     14,300,000    14,300,000
UTAH-.7%
Salt Lake County, PCR, Refunding, VRDN (Service Station Holdings Project)
    3.75% (d)...............................................................                         24,200,000    24,200,000
VIRGINIA-.4%
Peninsula Ports Authority, Revenue, Refunding VRDN
    (Port Facility - Shell Oil Co. Project) 3.80% (d).......................                         14,000,000    14,000,000
U.S. RELATED-.0%
Commonwealth of Puerto Rico, Government Development Bank, Refunding VRDN
    3.10% (LOC; Credit Suisse) (d,e)........................................                         1,000,000      1,000,000
                                                                                                                      _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $238,730,000).....................................................                                   $  238,730,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0%
    (cost $3,487,953,710)...................................................                                   $3,543,625,308
                                                                                                                      =======

DREYFUS MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       LOR     Limited Obligation Revenue
EDR           Economic Development Revenue                       LR      Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                  Insurance Corporation
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GO            General Obligation                                 SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (H)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
____                               ____                           _________                        __________
AAA                                Aaa                            AAA                               33.5%
AA                                 Aa                             AA                                24.1
A                                  A                              A                                 18.3
BBB                                Baa                            BBB                               11.0
BB                                 Ba                             BB                                 1.9
F1                                 MIG1/P1                        SP1/A1                             5.5
Not Rated (i)                      Not Rated (i)                  Not Rated (i)                      5.7
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by custodian as collateral for delayed-delivery security.
    (b) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on a delayed-delivery basis.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e)  Secured by letters of credit.
    (f) Inverse Floater Security - the interest rate is subject to change periodically.
    (g)  Security exempt from registration under Rule 144A of the Securities
         Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1996, this security amounted to $3,000,000 or .1% of net assets.
    (h) Fitch currently provides creditworthiness information for a limited number of investments.
    (i) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



See notes to financial statements.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                              AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $3,487,953,710)-see statement...................................                                     $3,543,625,308
    Interest receivable.....................................................                                         52,990,639
    Receivable for investment securities sold...............................                                          4,095,241
    Receivable for subscriptions to Common Stock............................                                                 94
    Prepaid expenses........................................................                                            103,432
                                                                                                                        _______
                                                                                                                  3,600,814,714
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                    $  2,393,810
    Due to Custodian........................................................                       3,210,981
    Payable for investment securities purchased.............................                      22,581,566
    Payable for Common Stock redeemed.......................................                         150,634
    Accrued expenses........................................................                         191,735         28,528,726
                                                                                                      ______            _______
NET ASSETS..................................................................                                     $3,572,285,988
                                                                                                                        =======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $3,515,265,600
    Accumulated undistributed investment income-net.........................                                            533,961
    Accumulated undistributed net realized gain on investments..............                                            814,829
    Accumulated net unrealized appreciation on investments-Note  3(b).......                                         55,671,598
                                                                                                                        _______
NET ASSETS at value applicable to 291,979,817 shares outstanding
    (600 million shares of $.01 par value Common Stock authorized)..........                                     $3,572,285,988
                                                                                                                        =======
NET ASSET VALUE, offering and redemption price per share
    ($3,572,285,988 / 291,979,817 shares)...................................                                             $12.23
                                                                                                                            ===



See notes to financial statements.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                             YEAR ENDED AUGUST 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $236,295,788
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $22,230,334
      Shareholder servicing costs-Note 2(b).................................                       3,690,904
      Custodian fees........................................................                         205,462
      Prospectus and shareholders' reports..................................                         124,156
      Professional fees.....................................................                         101,704
      Registration fees.....................................................                          86,599
      Directors' fees and expenses-Note 2(c)................................                          68,022
      Miscellaneous.........................................................                         210,384
                                                                                                      ______
            TOTAL EXPENSES..................................................                                         26,717,565
                                                                                                                        _______
            INVESTMENT INCOME-NET...........................................                                        209,578,223
                                                                                                                        _______
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                     $47,382,435
    Net realized (loss) on financial futures................................                      (2,211,822)
                                                                                                      ______
      NET REALIZED GAIN.....................................................                                         45,170,613
    Net unrealized (depreciation) on investments............................                                        (86,386,337)
                                                                                                                        _______
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                        (41,215,724)
                                                                                                                        _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $168,362,499
                                                                                                                        =======




See notes to financial statements.

DREYFUS MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED AUGUST 31,
                                                                                         ______________________________________
                                                                                              1995                      1996
                                                                                          _________                   _________
OPERATIONS:
    Investment income-net.............................................             $    223,098,936            $    209,578,223
    Net realized gain (loss) on investments...........................                  (44,338,112)                 45,170,613
    Net unrealized appreciation (depreciation) on investments for the year               78,567,175                 (86,386,337)
                                                                                           ________                    ________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                  257,327,999                 168,362,499
                                                                                           ________                    ________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                 (223,098,936)               (209,044,262)
    Net realized gain on investments..................................                  (22,638,307)                       __
                                                                                           ________                    ________
      TOTAL DIVIDENDS.................................................                 (245,737,243)               (209,044,262)
                                                                                           ________                    ________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                4,846,241,789               6,426,888,270
    Dividends reinvested..............................................                  155,978,774                 128,954,048
    Cost of shares redeemed...........................................               (5,085,554,561)             (6,879,608,434)
                                                                                           ________                    ________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS........                  (83,333,998)               (323,766,116)
                                                                                           ________                    ________
          TOTAL (DECREASE) IN NET ASSETS..............................                  (71,743,242)               (364,447,879)
NET ASSETS:
    Beginning of year.................................................                4,008,477,109               3,936,733,867
                                                                                           ________                    ________
    End of year (including accumulated undistributed investment income-net;
      $533,961 on August 31, 1996)....................................              $ 3,936,733,867             $ 3,572,285,988
                                                                                           ========                    ========

                                                                                           SHARES                      SHARES
                                                                                           ________                    ________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                  400,686,274                 519,000,847
    Shares issued for dividends reinvested............................                   12,969,173                  10,376,060
    Shares redeemed...................................................                 (419,990,511)               (554,619,976)
                                                                                           ________                    ________
      NET (DECREASE) IN SHARES OUTSTANDING............................                   (6,335,064)                (25,243,069)
                                                                                           ========                    ========



See notes to financial statements.

DREYFUS MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS

    Reference is made to page 4 of the Fund's Prospectus dated January 2, 1997.

See notes to financial statements.

DREYFUS MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. However, pursuant to the court approved settlement of previously disclosed litigation, commencing October 15, 1988, the Manager has agreed to make payments to the Fund for ten years, ranging from $0 to $1 million per year depending on average daily net assets of the Fund. The management fee during the year ended August 31, 1996 was reduced by $350,000 pursuant to the settlement of litigation.

DREYFUS MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1\2% of the value of the Fund's average daily net assets for any full fiscal year. No expense reimbursement was required for the year ended August 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1996, the Fund was charged an aggregate of $2,087,233 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $837,480 during the period ended August 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended August 31, 1996 amounted to $2,266,717,419 and $2,602,451,160, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31,1996, there were no financial futures contracts outstanding.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments was $55,671,598, consisting of $90,791,495 gross unrealized appreciation and $35,119,897 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Fund, Inc., including the statement of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund, Inc. at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
October 1, 1996





                          DREYFUS MUNICIPAL BOND FUND, INC.


                              PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

      (a)  Financial Statements:

                 Included in Part A of the Registration Statement

                 Condensed Financial Information for each of the ten years in the period ended August 31, 1996.

                 Included in Part B of the Registration Statement:

                       Statement of Investments-- August 31, 1996.


                       Statement of Assets and Liabilities-- August 31, 1996.


                       Statement of Operations--year ended August 31, 1996.


                       Statement of Changes in Net Assets--for each of the years ended August 31, 1995 and 1996.

                       Notes to Financial Statements.

                       Report of Ernst & Young LLP, Independent Auditors, dated October 1, 1996.





All schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:


  (1)(a) Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 35 filed on October 27, 1995.

     (b) The Registrant's Articles of Amendment are incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 filed on October 29, 1993.

  (2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 35 filed on October 27, 1995.

  (5) The Registrant's Management Agreement dated August 24, 1994 is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on October 28, 1994.

  (6)(a) The Registrant's Distribution Agreement dated August 24, 1994 is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on October 28, 1994.

  (8)(a) Amended and Restated Custody Agreement are incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 35 filed on October 27, 1995.

  (8)(b) The Registrant's Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on October 28, 1994.

  (9) The Registrant's Shareholder Services Plan dated October 24, 1994 is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on October 28, 1994.

  (10) Opinion and consent of Registrant's counsel are incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 35 filed on October 27, 1995.

  (11)     Consent of Independent Auditors.

  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on October 29, 1993.





Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________


                 (a)   Powers of Attorney.


                 (b)   Certificate of Corporate Secretary.

Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________

             (1)                                   (2)

                                                    Number of Record
          Title of Class                Holders as of December 13, 1996
          ______________                _______________________________

          Common Stock                            4,991
          (Par value $.01)

Item 27.  Indemnification
_______      _______________

                 Reference is made to Articles SEVENTH of the Registrant's
             Articles of Incorporation filed as Exhibit 1 hereto and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 hereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange
             Commission:


                 Insofar as indemnification for liabilities arising under the
             Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of


Item 27.  Indemnification (continued)
_______      ___________________________

             appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


             Reference also is made to the Distribution Agreement filed as
     Exhibit 6 hereto.



Item 28.  Business and Other Connections of Investment Adviser.
_______      ____________________________________________________

             The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            None
Director

JULIAN M. SMERLING            None
Director

W. KEITH SMITH                Chairman and Chief Executive Officer:
Chairman of the Board              The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Executive Officer,                 The Boston Company*****;
Chief Operating               Deputy Director:
Officer and a                      Mellon Trust****;
Director                           Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
and a Director                     Officer:
                                   Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   Dreyfus America Fund
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus America Fund
                              Vice President and Director:
                                   The Dreyfus Consumer Credit
                                   Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President,                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit
                                   Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+





______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 29.    Principal Underwriters
________  ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

             1)   Comstock Partners Funds, Inc.
             2)   Dreyfus A Bonds Plus, Inc.
             3)   Dreyfus Appreciation Fund, Inc.
             4)   Dreyfus Asset Allocation Fund, Inc.
             5)   Dreyfus Balanced Fund, Inc.
             6)   Dreyfus BASIC GNMA Fund
             7)   Dreyfus BASIC Money Market Fund, Inc.
             8)   Dreyfus BASIC Municipal Fund, Inc.
             9)   Dreyfus BASIC U.S. Government Money Market Fund
            10)   Dreyfus California Intermediate Municipal Bond Fund
            11)   Dreyfus California Tax Exempt Bond Fund, Inc.
            12)   Dreyfus California Tax Exempt Money Market Fund
            13)   Dreyfus Cash Management
            14)   Dreyfus Cash Management Plus, Inc.
            15)   Dreyfus Connecticut Intermediate Municipal Bond Fund
            16)   Dreyfus Connecticut Municipal Money Market Fund, Inc.
            17)   Dreyfus Florida Intermediate Municipal Bond Fund
            18)   Dreyfus Florida Municipal Money Market Fund
            19)   The Dreyfus Fund Incorporated
            20)   Dreyfus Global Bond Fund, Inc.
            21)   Dreyfus Global Growth Fund
            22)   Dreyfus GNMA Fund, Inc.
            23)   Dreyfus Government Cash Management
            24)   Dreyfus Growth and Income Fund, Inc.
            25)   Dreyfus Growth and Value Funds, Inc.
            26)   Dreyfus Growth Opportunity Fund, Inc.
            27)   Dreyfus Income Funds
            28)   Dreyfus Institutional Money Market Fund
            29)   Dreyfus Institutional Short Term Treasury Fund
            30)   Dreyfus Insured Municipal Bond Fund, Inc.
            31)   Dreyfus Intermediate Municipal Bond Fund, Inc.
            32)   Dreyfus International Funds, Inc.
            33)   Dreyfus Investment Grade Bond Funds, Inc.
            34)   The Dreyfus/Laurel Funds, Inc.
            35)   The Dreyfus/Laurel Funds Trust
            36)   The Dreyfus/Laurel Tax-Free Municipal Funds
            37)   Dreyfus LifeTime Portfolios, Inc.
            38)   Dreyfus Liquid Assets, Inc.
            39)   Dreyfus Massachusetts Intermediate Municipal Bond Fund
            40)   Dreyfus Massachusetts Municipal Money Market Fund
            41)   Dreyfus Massachusetts Tax Exempt Bond Fund
            42)   Dreyfus MidCap Index Fund
            43)   Dreyfus Money Market Instruments, Inc.
            44)   Dreyfus Municipal Bond Fund, Inc.
            45)   Dreyfus Municipal Cash Management Plus
            46)   Dreyfus Municipal Money Market Fund, Inc.
            47)   Dreyfus New Jersey Intermediate Municipal Bond Fund
            48)   Dreyfus New Jersey Municipal Bond Fund, Inc.
            49)   Dreyfus New Jersey Municipal Money Market Fund, Inc.
            50)   Dreyfus New Leaders Fund, Inc.
            51)   Dreyfus New York Insured Tax Exempt Bond Fund
            52)   Dreyfus New York Municipal Cash Management
            53)   Dreyfus New York Tax Exempt Bond Fund, Inc.
            54)   Dreyfus New York Tax Exempt Intermediate Bond Fund
            55)   Dreyfus New York Tax Exempt Money Market Fund
            56)   Dreyfus 100% U.S. Treasury Intermediate Term Fund
            57)   Dreyfus 100% U.S. Treasury Long Term Fund
            58)   Dreyfus 100% U.S. Treasury Money Market Fund
            59)   Dreyfus 100% U.S. Treasury Short Term Fund
            60)   Dreyfus Pennsylvania Intermediate Municipal Bond Fund
            61)   Dreyfus Pennsylvania Municipal Money Market Fund
            62)   Dreyfus S&P 500 Index Fund
            63)   Dreyfus Short-Intermediate Government Fund
            64)   Dreyfus Short-Intermediate Municipal Bond Fund
            65)   The Dreyfus Socially Responsible Growth Fund, Inc.
            66)   Dreyfus Stock Index Fund, Inc.
            67)   Dreyfus Tax Exempt Cash Management
            68)   The Dreyfus Third Century Fund, Inc.
            69)   Dreyfus Treasury Cash Management
            70)   Dreyfus Treasury Prime Cash Management
            71)   Dreyfus Variable Investment Fund
            72)   Dreyfus Worldwide Dollar Money Market Fund, Inc.
            73)   General California Municipal Bond Fund, Inc.
            74)   General California Municipal Money Market Fund
            75)   General Government Securities Money Market Fund, Inc.
            76)   General Money Market Fund, Inc.
            77)   General Municipal Bond Fund, Inc.
            78)   General Municipal Money Market Fund, Inc.
            79)   General New York Municipal Bond Fund, Inc.
            80)   General New York Municipal Money Market Fund
            81)   Premier Insured Municipal Bond Fund
            82)   Premier California Municipal Bond Fund
            83)   Premier Equity Funds, Inc.
            84)   Premier Global Investing, Inc.
            85)   Premier GNMA Fund
            86)   Premier Growth Fund, Inc.
            87)   Premier Municipal Bond Fund
            88)   Premier New York Municipal Bond Fund
            89)   Premier State Municipal Bond Fund
            90)   Premier Strategic Growth Fund
            91)   Premier Value Fund



(b)
                                                              Positions and
Name and principal          Positions and offices with        offices with
business address            the Distributor                   Registrant
__________________          ___________________________       _____________

Marie E. Connolly+          Director, President, Chief        President and
                            Executive Officer and Compliance  Treasurer
                            Officer

Joseph F. Tower, III+       Senior Vice President, Treasurer  Vice President
                            and Chief Financial Officer       and Assistant
                                                              Treasurer

John E. Pelletier+          Senior Vice President, General    Vice President
                            Counsel, Secretary and Clerk      and Secretary

Roy M. Moura+               First Vice President              None

Dale F. Lampe+              Vice President                    None

Mary A. Nelson+             Vice President                    Vice President
                                                              and Assistant
                                                              Treasurer

Paul Prescott+              Vice President                    None

Elizabeth A. Bachman++      Assistant Vice President          Vice President
                                                              and Assistant
                                                              Secretary

Jean M. O'Leary+            Assistant Secretary and           None
                            Assistant Clerk

John W. Gomez+              Director                          None

William J. Nutt+            Director                          None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.




Item 30.     Location of Accounts and Records
             ________________________________

             1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                 P.O. Box 9671
                 Providence, Rhode Island 02940-9671

             2.  The Bank of New York
                 90 Washington Street
                 New York, New York 10286

             3.  Dreyfus Transfer, Inc.
                 P.O. Box 9671
                 Providence, Rhode Island 02940-9671

             4.  The Dreyfus Corporation
                 200 Park Avenue
                 New York, New York 10166

Item 31.     Management Services
_______      ___________________

             Not Applicable

Item 32.     Undertakings
________     ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                    SIGNATURES
                                   -------------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 18th day of December, 1996.

                      DREYFUS MUNICIPAL BOND FUND, INC.


            BY: /s/Marie E. Connolly*
                     -----------------------------------------------
                     Marie E. Connolly, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                       Title                         Date
__________________________        _______________________________      ________

/s/Marie E. Connolly*             President and Treasurer              12/18/96
------------------------------    (Principal Executive Officer and
Marie E. Connolly                 Principal Financial Officer)


/s/Joseph F. Tower, III*          Vice President and Assistant         12/18/96
------------------------------    Treasurer (Principal Accounting
Joseph F. Tower, III              Officer)


/s/Joseph S. DiMartino*           Chairman of the Board                12/18/96
------------------------------
Joseph S. DiMartino


/s/David W. Burke*                Board Member                         12/18/96
------------------------------
David W. Burke


/s/Hodding Carter, III*           Board Member                         12/18/96
------------------------------
Hodding Carter, III


/s/Ehud Houminer*                 Board Member                         12/18/96
------------------------------
Ehud Houminer


/s/Richard C. Leone*              Board Member                         12/18/96
------------------------------
Richard C. Leone


/s/Hans C. Mautner*               Board Member                         12/18/96
------------------------------
Hans C. Mautner


/s/Robin A. Smith*                Board Member                         12/18/96
------------------------------
Robin A. Smith


/s/John E. Zuccotti*              Board Member                         12/18/96
------------------------------
John E. Zuccotti


*BY:    /s/Mark A. Karpe
        ------------------------------
        Mark A. Karpe,
        Attorney-in-Fact




                              INDEX OF EXHIBITS


          (11)      Consent of Independent Auditors


               Other Exhibits

                    (a)  Powers of Attorney

                    (b)  Certificate of Corporate Secretary